Empire Resorts, Inc. Overview Presentation June 2018 Exhibit 99.1

Forward looking statement This presentation contains forward-looking statements. These statements include statements about our plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, Empire Resorts, Inc.’s (“Empire”, and together with our subsidiaries, “we”, “us”, “our”, and the “Company”) actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management team, are inherently uncertain. All statements in this presentation regarding our business strategy, future operations, financial position, prospects, construction plans, business plans and objectives, as well as information concerning industry trends and expected actions of third parties, are forward-looking statements. All forward-looking statements speak only as of the date on which they are made. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions concerning future events that are difficult to predict. The following factors, among others, could cause actual results to differ materially from those set forth in this presentation, as well as delays in completing the development of the Company’s resort casino (“Resorts World Catskills”), entertainment project (the “Entertainment Project”) or golf course (the “Golf Course” and together with Resorts World Catskills and Entertainment Project, the “Development Projects”), at the site of a four-season destination resort (the “Destination Resort”), all of which are being developed as part of the initial phase of a master planned destination resort in Sullivan County, New York on time: Difficulties and/or delays in construction and completion of Resorts World Catskills, the Entertainment Project or Golf Course due to inclement weather, shortage in supplies or labor, changes to plans or specifications, disputes with contractors, unforeseen scheduling, engineering, excavation, environmental or geological problems, among other factors; Changes in the scope, cost, or timing of the development and construction of the Development Projects, which could substantially increase our construction costs or delay opening; Failure to maintain and renew, or the loss of, any license or permit required under gaming laws or construction or operating permits and approvals required under laws applicable to the Company; Difficulties in recruiting, training and retaining qualified employees, including casino management personnel; Relationships with associates and labor unions and changes in labor law; The financial condition of, and relationships with, third-party property owners and hospitality venture partners; Risks associated with the introduction of new brand concepts, including Resorts World Catskills; Changes in the competitive environment in the hospitality and gaming industries and our primary market; The effects of local and national economic, credit and capital market conditions on the economy, in general, and on the hospitality and gaming industries, in particular; Our levels of leverage and ability to meet our debt service and other obligations; and Changes in, and challenges to, gaming laws or regulations, including their interpretation or application A more complete description of these risks and uncertainties can be found in the filings of the Company with the U.S. Securities and Exchange Commission. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. This presentation includes statistical and other industry and market data that we obtained or derived from public filings, industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While we believe these industry publications and third-party research, surveys and studies are reliable, we have not independently verified such data. [ ]

Resorts World Catskills

Resorts World CATSKILLS

1. **The New York state full-scale gaming facility closest to the NYC metro area**
   - First mover advantage
   - Integrated into the master planned Destination Resort which will feature year round amenities
   - Only luxury casino resort in NY designed to 5-diamond standards
2. **Significant gaming demand in massive NY metropolitan market**
   - Drive-time advantages in primary market relative to other casinos
   - Asian market opportunities
3. **Further opportunities for growth**
   - Opportunity for further expansion on current and adjacent parcels within the Destination Resort
   - Potential for future developments and acquisitions in other U.S. markets
4. **Series of equity investments by Kien Huat Realty III Limited (“Kien Huat”); licensing “Resorts World” brand**
   - Kien Huat has invested $481mm in equity and owns ~88% of Empire
   - Resorts World and Genting brands are licensed for use in relation to the Development Projects
5. **Casino floor is fully operational**









EMPIRE RESORTS INCORPORATED

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Sports Betting Highlights Scarcity Value – Empire’s subsidiary, Montreign Operating Company, LLC, is one of four casino resort license holders in the State of New York currently allowed to offer sports betting under Section 1367 of Upstate New York Gaming and Economic Act Resorts World Catskills is the only fully-integrated, Las Vegas-style casino resort in New York State, closest to New York City New York State is estimated to represent over 7% of all sports betting handle in the U.S.(1) New York State is “gaming operator friendly” in terms of proposed taxes and integrity fees in New York State Senate Bill S7900 Sports Betting Gaming Tax: 8.5% of gross gaming revenue Integrity Fee: 0.25% integrity fee, capped at 2% of GGR Geographically, Resorts World Catskills is well-positioned within the Northeast market, located in proximity to New York City, Pennsylvania, New Jersey, Connecticut and Massachusetts Resorts World Catskills is unique among other New York casinos given KT Lim’s, Chairman of Genting Group, majority ownership through Kien Huat Genting presence expands outside of New York to Las Vegas, Nevada, Miami, Florida and internationally across Asia Empire is prepared to dedicate the time and resources necessary to develop a market leadership position in sports betting in New York State In the event New York State requires on-property (vs fully remote) registration for players, Resorts World Catskills is a well-geographically positioned property to New York City Further, in the event on-property registration includes video lottery facilities or off track betting facilities, in addition to other retail gaming outlets, Resorts World Catskills (through branding relationships and relationships with OTBs) has potential access to physical registration in New York City Empire’s CEO serves as the Chairman of the New York Gaming Association, with an active role in the prospective legislative process [ ] 1. Eilers & Krejcik gaming; Regulated Sports Betting: Defining The U.S. Opportunity (September 2017)

World-class Entertainment Destination

EMPIRE RESORTS INCORPORATED

GAMING

- Closest NYS full scale casino to NYC
- 156 table games
- 2,156 state-of-the-art slots
- VIP & private gaming salons
- Poker room with 19 tables
- Large casino bar
- High-limit room

ENTERTAINMENT PROJECT

- Retail / entertainment space
- ~100+ room hotel
- 15,000 SF of retail and F&B

SPA & HOTEL

- 18 story tower
- 332 luxury rooms including:
  - 305 rooms
  - 7 two-story villas
  - 8 garden suites
  - 12 penthouse-level suites
- 2 indoor pools
- 2 fitness centers
- Luxury spa and salon
- 27,000 SF of meeting rooms

RESTAURANTS

- 10 bars and restaurants
- Asian and Italian fine dining

KARTRITE WATERPARK LODGE[1]

- ~325 room hotel
- 70,000 SF indoor waterpark and entertainment space
- 3rd party developer

MONSTER GOLF COURSE

- Re-designed by Rees Jones


Waterpark
Golf Course
Entertainment Village
Resorts World CATSKILLS
Kiamesha Lake Road
Route 161
Concord Road
Exit 105
Exit 106

Note:
1. The Kartrite Waterpark Lodge is being developed by an unaffiliated third party.

EMPIRE RESORTS INCORPORATED
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Massive Market Opportunity & Unmet Demand Massive market opportunity with significant unmet demand for destination resort gaming from the NY metro population The northeast corridor is densely populated and considered an affluent region in the U.S. [ ] Resort Casino Property in the Catskill-Hudson Valley Region

Relevant Gaming Facilities Overview Source: Information for facilities other than the Resorts World Catskills is from the LVS SEC filings, worldcasinodirectory.com, Mohegan Sun Pocono website, empirecitycasino.com, Mohegan Sun Casino website Notes: Entertainment Project hotel will include approximately an additional 100 hotel rooms. To open summer 2019 Official Capex of $762mm (inclusive of contingency), before license fee of $51mm and financing costs of $112mm VLTs only. Sands Bethlehem Mohegan Sun at Pocono Downs Empire City Casino at Yonkers Raceway Mohegan Sun Resort Facility type Casino Resort Casino Resort Casino Resort Racino Casino Resort Table tax rate 10% 16% 16% NA 0% Slot tax rate 39% 55% 55% 64% 25% Slots 2,156 3,000 2,330 5,300 (4) 5,038 Tables 156 230 93 NA 317 Gaming SF 100,000 139,000 90,000 120,000 344,000 Convention SF 27,000 32,000 20,000 X 100,000 Hotel rooms 332 (1) 300 238 X 1,600 Golf ü(2) X X X ü Spa ü ü ü X ü Busing ü ü ü ü ü Entertainment venue ü ü ü X ü Resort destination ü X X X ü Project investment ~$760mm(3) ~$800mm ~$300mm ~$250mm ~$2bn [ ] Resorts World Catskills represents an attractive gaming facility

Drive Time by Location (Minutes)Drive Time Map Denotes counties where Resorts World Catskills possesses sizable drive time advantage over competition 30 min 85 min 65 min 58 min 100 min 63 min 78 min 120 min 78 min 78 min 78 min 110 min 120 min 95 min Primary target markets Jump-ball vs. VLT Jump-ball vs. full-service casino Driving Time Advantages [ ] Source:Google Maps Note:Drive time range shown as estimates for Friday, June 15, 2018 at 5:00pm. Resorts World Catskills is the only fully-integrated, Las Vegas-style casino resort in New York State, closest to New York City

[ ] Key Amenities PRIVATE GAMING SALON HIGH-LIMIT TABLE GAMES HOTEL SUITE BEDROOM SPA AND SALON

[ ] Key Amenities (Cont’d) RWC LOBBY SUITE BATHROOM RWC HOTEL VILLA SUITE

Highly Experienced Management

EMPIRE RESORTS INCORPORATED

Resorts World Catskills management team has approximately 100 years of collective industry experience

Executive Management

Name	Title	Years at the Company	Years in Gaming	Relevant Industry Experience
Emanuel R. Pearlman	Executive Chairman	8	18	Bally Entertainment; Fontainebleau Hotel – Miami Beach; Multimedia Games; Liberation Investments
Ryan Eller	President and CEO, Director	1	12	Genting Americas; Choctaw Resort Development Enterprise; PCI Gaming Authority; Caesar's Entertainment, Inc.
Nanette L. Horner	EVP, Chief Counsel, CCO	8	22	Pennsylvania Gaming Control Board; Rutgers University School of Law - Camden, Adjunct Professor of Law; Brown, Michael & Carroll, P.C.
Charles A. Degliomini	EVP, Gov't Relations	12	15	Atlantic Communications; New York State Communications Director for the Reagan-Bush Administration; U.S. Senate Staff
Kevin D. Kline	COO, General Manager of Montreign Operating Company LLC	<1	24	Caesars Entertainment; Horseshoe Casino Cincinnati; Harrah's
Jamie Sanko	CAO	<1	8	Genting Americas; DuPont Capital Management; Ernst & Young

EMPIRE RESORTS INCORPORATED [10]

Largest Stockholder: Affiliate of KT Lim

EMPIRE RESORTS INCORPORATED

Extensive Resources and Deep Industry Experience

KT Lim & Kien Huat Realty III

- Kien Huat is a family trust of which KT Lim is a beneficiary
  - Kien Huat owns ~88% of Empire
- KT Lim is the billionaire Chairman and CEO of Genting Berhad, the holding company of the Genting Group, a conglomerate involved in gaming, hospitality, property development and other industries
  - Also Chairman/CEO of Genting Hong Kong, Genting Malaysia, Genting Plantations, Genting Singapore
- The Genting Group was founded by KT Lim's father in 1965 and Mr. Lim joined in 1976
- KT Lim and affiliates:
  - Actively involved in gaming (Resorts World brand, casinos in U.S. and U.K), leisure (Star Cruises, Crystal Cruises), hospitality, power generation, plantations, property development, and oil & gas
- Developed "Resorts World" brand and established strategic partnerships with the likes of Universal Studios, Hard Rock Hotel, Premium Outlets among others
- Financier of multiple destination casino resorts around the world
- Genting Group has expanded into Britain and is now the largest casino operator in the U.K. with 42 casinos

Selected Genting Group Investment Positions

- Star Cruises
- Crystal Cruises
- Synthetic Genomics
- Crockfords Tower
- Foxwoods Resort Casino
- Seneca Niagara Casino & Hotel
- Resorts World Genting
- Resorts World Bimini
- Resorts World Birmingham
- Resorts World Casino New York City
- Resorts World Sentosa Singapore
- Genting Casinos

Source: Genting Group websites.

EMPIRE RESORTS INCORPORATED [11]

“Resorts World” Destinations

EMPIRE RESORTS INCORPORATED

Resorts World brand affiliation and “Genting Rewards” Customer Loyalty Program is expected to drive significant advantages

Resorts World Genting



Key Highlights:

- First hotel opened in 1971
- 7 hotels including the world’s largest
- ~$2.3bn 2013 investment plan includes 20th Century Fox theme park, new 1,300 room hotel tower and additional recreation facilities
- Features the “World’s Fastest Mono Cable Car System” and the “Longest Cable Car in Southeast Asia”
- ~16.9mm visitors in 9M FY2017
- ~10,300 rooms; ~13,600 employees

Source: Genting Berhad filings and Genting Malaysia Corporate Presentation – January 2018

Resorts World Manila



Key Highlights:

- Opened in August 2009 in the Philippines
- 4 hotels including a Marriott, Maxims, Belmont and Remington
  - 2 additional hotels, a Sheraton and a Hilton, are under construction
- 8 restaurants, 4 cinemas and a multi-purpose performing arts theatre
- Integrated within a convention center housing the country’s largest ballroom

Source: Resorts World Manila website and Genting Hong Kong annual report.

Resorts World Sentosa



Key Highlights:

- Opened in 2010
- Located on Singapore’s resort island of Sentosa, spanning 49 hectares
- Features six uniquely themed hotels with approximately 1,600 hotel rooms, a casino, one of the world’s largest aquariums, Southeast Asia’s first and only Universal Studios theme park, and Singapore’s largest destination spa
- Over 15,000 square meters of gaming space

Source: Genting Singapore and Resorts World Sentosa website

EMPIRE RESORTS INCORPORATED [12]